UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.
The Company is providing updated guidance regarding its financial and operational trends.

Since March 2020, the Company has experienced significant year-over-year negative impacts to passenger demand and bookings due to the COVID-19 pandemic. Following modest improvements in passenger demand and bookings in May and June 2020, the Company experienced a stall in improving revenue trends in July 2020, due to a rise in COVID-19 cases. In August through October 2020, the Company experienced modest improvements in close-in leisure passenger demand. The Company's current estimate for the November 2020 year-over-year change to operating revenue remains unchanged; however, the Company has experienced a deceleration in improving revenue trends for November and December 2020 in recent weeks. While the Company expected the election to impact trends, it is unclear whether the softness in booking trends is also a direct result of the recent rise in COVID-19 cases. As such, the Company remains cautious in this uncertain revenue environment.

The following monthly table presents selected revenue, load factor, and available seat miles (ASMs, or capacity) results for October and preliminary estimates for November and December 2020:

	October 2020	Estimated November 2020	Estimated December 2020
Operating revenue year-over-year	Down ~65%	Down 60% to 65%	Down 60% to 65%
Previous estimation	Down 65% to 70%	(a)	(b)
Load factor	~55%	50% to 55%	60% to 70%
Previous estimation	50% to 55%	(a)	(b)
ASMs year-over-year	Down ~44%	Down ~35%	Down 40% to 45%
Previous estimation	Down ~45%	(a)	(a)
(a) Remains unchanged from previously provided estimation.
(b) No previous estimation provided.

Due to Thanksgiving holiday travel dates falling completely in November this year compared with both November and December in 2019, November 2020 year-over-year operating revenues are estimated to benefit by three to four points, and December 2020 year-over-year operating revenues are estimated to be negatively impacted by seven to eight points. The holiday shift impact in December 2020 is expected to be greater than the impact in November 2020 due to higher revenue volumes in December 2019. When adjusting for this impact, December 2020 revenue trends are currently estimated to improve compared with November 2020.

The Company continues to expect its fourth quarter 2020 capacity to decrease approximately 40 percent, year-over-year. The Company recently adjusted its January 2021 published flight schedule, and currently estimates its January 2021 capacity to decrease in the range of 35 to 40 percent, year-over-year.
Passenger demand and booking trends remain primarily leisure-oriented and inconsistent by region, and the Company continues to plan for multiple scenarios for its fleet and capacity plans. The Company will continue to monitor demand and booking trends and adjust capacity, as deemed necessary, on an ongoing basis. As such, the Company’s actual revenue results and flown capacity may differ materially from current estimations and currently published flight schedules.

As previously announced, the Company has resumed selling all available seats for travel beginning December 1, 2020. This decision was aligned with science-based findings from trusted medical and aviation organizations. According to research put forth by several reputable institutions, all arriving at the same conclusion—the risk of breathing COVID-19 particles on an airplane is virtually non-existent, with the combination of face covering requirements; a sophisticated air distribution system that results in an exchange of cabin air every two to three minutes; and HEPA filters that remove 99.97 percent of airborne particles1, similar to technology found in hospitals. These science-based findings from trusted medical and aviation organizations gave the Company confidence to sell all available seats for travel beginning December 1, 2020.

The Company is pursuing additional revenue opportunities that utilize idle aircraft and Employees to provide Southwest's legendary Customer Service to new, popular destinations. As previously announced, the Company expects to commence new service to Miami International Airport and Palm Springs International Airport on November 15, 2020; Montrose Regional Airport (Telluride and Crested Butte) and Yampa Valley Regional Airport (Steamboat Springs) on December 19, 2020; Chicago O'Hare International Airport on February 14, 2021; Colorado Springs Municipal Airport on March 11, 2021; and Houston's George Bush Intercontinental Airport, Savannah/Hilton Head International Airport, and Jackson-Medgar Wiley Evers International Airport in first half 2021. In addition to these previously announced destinations, today the Company announces its intention to commence new service to Sarasota Bradenton International Airport in Florida in first quarter 2021. The Company is leveraging additional airports in or near cities where its Customer base is large, along with adding easier access to popular leisure-oriented destinations from across its domestic-focused network.

Based on the Company's existing fuel derivative contracts and market prices as of November 10, 2020, the Company continues to estimate its fourth quarter 2020 economic fuel costs to be in the range of $1.20 to $1.30 per gallon2, including $24 million, or $.09 per gallon, in premium expense and no cash settlements from fuel derivative contracts. The Company continues to expect fourth quarter 2020 operating expenses, excluding fuel and oil expense, special items, and profitsharing expense, to decrease in the range of 20 to 25 percent, year-over-year3.

The Company's average daily core cash burn in October 2020 was approximately $10 million, which compares favorably with its previous estimate of approximately $12 million per day, primarily due to continued improvements in close-in leisure demand. The Company now estimates its average daily core cash burn to be in the range of $10 million to $11 million in fourth quarter 2020, which compares with its previous estimate of approximately $11 million.

Cash burn is a supplemental measure that most U.S. airlines began providing in 2020 to measure liquidity in light of the negative financial effects of the pandemic. Average core cash burn is calculated as Loss before income taxes, non-GAAP4, adjusted for Depreciation and amortization expense; Capital expenditures; and adjusted amortizing debt service payments; divided by the number of days in the period. The Company utilizes average daily core cash burn to monitor the performance of its core business as a proxy for its ability to achieve sustainable cash and profit break-even results. Given that the Company’s cash burn calculation is derived from Loss before income taxes, non-GAAP, the Company excludes the following items in its calculation of average core cash burn: financing transactions; Payroll Support Program proceeds; Supplier proceeds; voluntary separation and extended emergency time off program payments; and other changes in working capital. Cash burn methodology varies by airline, and the Company’s average daily core cash burn may differ materially by utilizing cash burn calculations that adjust for changes in working capital. Utilizing an alternative cash burn approach, which adjusts for changes in working capital—including changes in Air traffic liability and cash payments for voluntary separation and extended emergency time off program payments, among other items—the Company's average daily core cash burn was approximately $10 million in October 2020.

Since the beginning of 2020, the Company has raised a total of approximately $18.9 billion, net, including $13.4 billion in debt issuances and sale-leaseback transactions, $2.2 billion through a common stock offering, and $3.4 billion of Payroll Support Program proceeds. As of November 10, 2020, the Company had cash and short-term investments of approximately $13.6 billion, well in excess of debt outstanding.

The Company continues to have unencumbered assets worth approximately $12 billion, including approximately $10 billion in aircraft and approximately $2 billion in non-aircraft assets such as spare engines, ground equipment, and real estate. In addition to the value from aircraft and other physical assets, the Company has significant value from its Rapid Rewards® loyalty program. The Company's adjusted debt5 to invested capital (leverage) is currently 55 percent, and it remains the only U.S. airline with an investment-grade rating by all three rating agencies.

The Company continues to estimate its annual 2020 effective tax rate to be in the range of 24 to 26 percent.
The information furnished in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

1Measuring 0.3 micrometers or greater in diameter passing through the filter.
2Economic fuel cost projections do not reflect the potential impact of special items because the Company cannot reliably predict or estimate the hedge accounting impact associated with the volatility of the energy markets or the impact to its financial statements in future periods. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.
3Year-over-year projections do not reflect the potential impact of fuel and oil expense, special items, and profitsharing expense in both years because the Company cannot reliably predict or estimate those items or expenses or their impact to its financial statements in future periods, especially considering the significant volatility of the fuel and oil expense line item. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.
4Average core cash burn projections do not reflect the potential impact of special items because the Company cannot reliably predict or estimate those items or expenses or their impact to its financial statements in future periods. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.
5Adjusted debt is calculated as short-term and long-term debt including the net present value of aircraft rentals related to operating leases.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the Company’s financial estimates and projected results of operations, including factors and assumptions underlying the Company's estimates and projections; (ii) the Company’s plans and expectations with respect to load factors and capacity, including the expected impact of its decision to discontinue limiting seats sold on each flight beginning December 1, 2020; (iii) the Company’s network plans and expectations, including factors and assumptions underlying the Company's expectations; (iv) the Company’s expectations with respect to fuel costs; and (v) the Company's expectations with respect to average core cash burn and liquidity, including related assumptions. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) the extent of the COVID-19 pandemic, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic; the duration and scope of related government orders and restrictions; the duration and scope of the Company’s related self-imposed restrictions to address Customer and Employee health concerns; the extent of the impact of the COVID-19 pandemic on overall demand for air travel and the Company’s related business plans and decisions; any negative impact of the COVID-19 pandemic on the Company’s ability to retain key Employees; and any negative impact of the COVID-19 pandemic on the Company’s access to capital; (ii) the Company’s ability to obtain additional payroll support or other financing from the U.S. Treasury and the impact of any related additional restrictions on the manner in which the Company operates its business; (iii) the impact of labor matters on the Company’s results of operations, business decisions, plans, and strategies; (iv) the impact of economic conditions, extreme or severe weather and natural disasters, fears of terrorism or war, actions of competitors (including, without limitation, pricing, scheduling, capacity, and network decisions, and consolidation and alliance activities), consumer perception, and other factors beyond the Company's control, on consumer behavior and the Company's results of operations and business decisions, plans, strategies, and results; (v) the impact of governmental actions and governmental regulations on the Company’s plans, strategies, and operations; (vi) the impact of fuel price changes, fuel price volatility, volatility of commodities used by the Company for hedging jet fuel, and any changes to the Company’s fuel hedging strategies and positions, on the Company's business plans and results of operations; (vii) the Company’s dependence on third parties for products and services, and the impact on the Company’s operations and results of operations of any third party delays or non-performance; and (viii) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020. Caution should be taken not to place undue reliance on the Company’s forward-looking statements, which represent the Company’s views only as of the date this report is filed. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

November 12, 2020	By:	/s/ Tammy Romo

Tammy Romo
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)